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Independent Accountants’ Report on Applying Agreed-Upon Procedures
BMW Canada Inc. (the “Company”)
RBC Dominion Securities Inc., RBC Capital Markets LLC, TD Securities Inc., and TD Securities (USA) Inc. (the “Agents”)
(collectively, the “Specified Parties”)
As specifically agreed in our engagement letter dated April 7, 2016, we have performed the agreed-upon procedures enumerated in the attached Appendix, which were agreed to by the Specified Parties, in connection with the offering of Asset-Backed Notes, Series 2016-1, by BMW Canada Auto Trust (the “Issuer”).  The agreed-upon procedures are summarized, along with our findings, in the attached Appendix.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.
It should be understood that we have no responsibility for establishing, and did not establish, the scope and nature of the agreed-upon procedures enumerated in the attached Appendix; rather, the agreed-upon procedures enumerated therein are those the Specified Parties asked us to perform. We make no representation regarding the appropriateness and sufficiency of the agreed-upon procedures either for the purpose for which this report has been requested or for any other purpose.
We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the information referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, an audit or a review, other matters might have come to light that would have been reported.
Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:
•	The term “compared” means compared to the information shown and found to be in agreement unless otherwise noted. Such compared information was deemed to be in agreement if the differences are attributable to rounding.
•	The term “recomputed” means recalculated and compared the results to the information shown and found to be in agreement unless otherwise noted. Such recomputed information was deemed to be in agreement if the differences are attributable to rounding.
•	The term “rounding” means that amounts, percentages, weighted average lives were within $1, 0.0% and .01 years, respectively.
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The agreed-upon procedures performed were applied based on the methodologies, assumptions and information indicated in the lease files and related data files and/or set forth herein, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding (1) the  reasonableness of the methodologies, assumptions, or projected outcomes provided by the Specified Parties or herein; (2) the physical existence of the Specified Leases or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described herein; (3) whether the actual payments on the Specified Leases or Notes will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the documents furnished to us by the Specified Parties; (4) the reliability or accuracy of the data and documents furnished to us by the Specified Parties which were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Specified Parties or as to whether any of the statements expressed herein omit any material facts; or (6) the enforceability of any contractual provision in the documents furnished to us by the Specified Parties or set forth herein. The agreed-upon procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The agreed-upon procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the lease contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of collateral securing any such lease contract being securitized; (iii) the compliance of the originator of the lease contracts with federal, provincial, and local laws and regulations; or (iv) any other factor or characteristic of the lease contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with the applicable terms and conditions.
These agreed-upon procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering.
Our report is intended solely for the use of the Specified Parties, each of whom have in writing agreed to the procedures and taken responsibility for the sufficiency of the agreed-upon procedures for their purposes, as described above. It is not to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report by law or regulation.  You have authorized us to provide a copy of our report to each Agent.
We disclaim any intention or obligation to update or revise the findings whether as a result of new information arising after the date we concluded our work on May 10, 2016 as noted, for any future events or otherwise.

/s/ KPMG LLP
Chartered Professional Accountants, Licensed Public Accountants
May 10, 2016
 Toronto, ON

APPENDIX
Agreed-Upon Procedures	Findings
1.      Using a computer file titled “2016-1 Pool Cut to ALG 3 11 16.xlsx” (the “Data File”) that contains certain information related to a pool of lease agreements (the “Contracts”) provided by the Company as of February 29, 2016 (the “First Cut-off Date”), we randomly selected a sample of 99 Contracts from the Data File (the “Selected Lease Contracts”).

No findings noted.
2. For each Selected Lease Contract, we requested from the Company access to the motor vehicle lease contract (the “Source Document”).	No findings noted.
3. We performed the following procedures for the Selected Lease Contracts using corresponding information contained in the scanned copies of the respective Source Document.
A. We compared the Lease Number, set forth as “Account Number” in the Data File to the Lease Number, set forth as “FP#” in the Company’s Customer Express System (the “Database System”).	No findings noted.
B. We compared the First Payment Date, set forth as “First Payment Date” in the Data File to the date on which the first payment is due, as set forth in the Source Document.	No findings noted.
C.     We recomputed the Adjusted Capitalized Cost as the difference between the Gross Capitalized Cost and the Capital Cost Reduction, calculated as the “Total Price” amount less the sum of the “Cash Down Payment” and “Net Trade-in Allowance” amounts, as set forth in the Source Document, and compared this amount to the Adjusted Capitalized Cost, set forth as “Cap Cost Amt” noted in the Data File.

No findings noted.
D. We compared the Monthly Base Payment Amount set forth as ”Monthly Payment” in the Data File, to the “Monthly Lease Payment Before Taxes” amount contained in the Source Document.	No findings noted.

E. We compared the Original Term to Maturity, set forth as “Term” in the Data File, to the “Term of Lease” amount contained in the Source Document.	No findings noted.
F. We compared the Maturity Date, set forth as “Contract End Date” in the Data File, to the “Scheduled Termination Date” contained in the Source Document.	No findings noted
G.     We compared the Province/Territory of Registration, set forth as “Province” in the Data File, to the Province/Territory set forth in the Certificate of Title, Application for Title, Lien Statement, Electronic Title Document or Title Request Form (as applicable) (collectively, the “Title Documents”) provided by the Company.

No findings noted.
H. We compared the Vehicle Identification Number, set forth as “VIN” in the Data File, to the “Vehicle Identification Number” contained in the Source Document.	No findings noted.
I. We compared the Vehicle Model Year, set forth as “Model Year” in the Data File, to the “Year” contained in the Source Document.	No findings noted.
J.       We compared the Adjusted Manufacturer’s Suggest Retail Price, set forth as “MRSP Amt” in the Data File, to the “MSRP” amount contained in the Source Document, Personal Credit Application obtained from the Company, or the Company’s “International Funding System” through screenshots obtained from the Company.

No findings noted.
K.      We obtained the Customer’s “Application ID” from the Company’s Database System, and, using the Customer’s “Application ID” provided by the Company, agreed the “Credit Bureau Score” noted in the Data File to the “Vendor Score” contained in a screenshot from the Company’s Database System listing.

No findings noted

L.      We recomputed the Remaining Term to Maturity as of March 31, 2016 (the “Cut-off Date”), as the total Original Term to Maturity, as calculated in 3(E); less the sum of the following:
(i)                  Number of months in the year of the contract’s inception (the “contract year”), starting with the month of the “First Payment Date”, as calculated in 3(B).
(ii)                Number of months in the period that follows the last day of the contract year, as calculated in (i), up to December 31, 2015.
(iii)               Number of months in 2016 up to the Cut-off Date

We compared this amount to the Remaining Term to Maturity, set forth as “rem_term” in the computer file titled “BMWCA 2016-1 Small Pool Cut.xlsx” (the “Updated Data File”).

No findings noted
M.    We recomputed the Days Past Due as outlined under (a) and (b) and compared this to the “Days Over” as set forth in the Updated Data File.

a.      If the paid through date set forth in the Database System report, obtained from the Company, was prior to the Cut-off Date, we will recalculate the number of days past due as the number of days between the Cut-off Date and the due date set forth in a report from the Database System obtained from the Company.

b.      If the paid through date set forth in the Database System report, obtained from the Company, was on or after the Cut-off Date, we will assume that the number of days past due is zero.

No findings noted.

N.     The Company provided a file from ALG, Inc. (“ALG”) which contained the ALG Residual Amounts (the “ALG Residual File”) as of the Cut-off Date (the “March 2016 ALG Residual Amount”).  We recomputed the Residual Amount as the lesser of (A) the “Estimated Residual Value” set forth in the Source Document (“Contract Residual Amount at Inception”), if applicable; and (B) the 2016 ALG Residual Amount, set forth as the “ALG RV” derived from the ALG Residual File as of the Cut-off Date, and we compared this amount to the ALG Residual Amount noted in the Data File.

No findings noted.
O.   We inspected the Title Documents in each of the customer files, noting the Company’s security interest (lien) in the motor vehicle in that BMW Canada Inc. is named as the owner of the vehicle on any of the inspected Title Documents.  KPMG did not perform any procedures to determine if the Title Documents complied with the Company's guidelines for preparation.

No findings noted.

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